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
GRAPHIC                                            [LEADING EDGE PACKAGING, INC. LOGO]                              GRAPHIC

COMMON STOCK                                                                                                       COMMON STOCK

PAR VALUE $.01                                                                                                  SEE REVERSE FOR
                                                                                                            CERTAIN DEFINITIONS

                                                                                                              CUSIP 521708 10 7

                                         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES that





is the owner of



                           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                                                     LEADING EDGE PACKAGING, INC

(hereinafter called the "Corporation") transferable on the books of the Corporation only by the registered holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.  This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware, the certificate of incorporation of the Corporation, as amended and the By-Laws of the Corporation, and all amendments thereto.  This
Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   IN WITNESS WHEREOF the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

Dated:




                                                 LEADING EDGE PACKAGING, INC.
                                                       CORPORATE SEAL
       /s/ Casey K. Tjang                                  1995                                /s/ Lip-Boon Saw
       __________________                                Delaware                              ________________
       SECRETARY AND CHIEF FINANCIAL OFFICER                                                   CHAIRMAN AND
                                                                                               CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
  CONTINENTAL STOCK TRANSFER & TRUST COMPANY
         (Jersey City, NJ)
         Transfer Agent and Registrar,

BY
         ______________________________
               AUTHORIZED OFFICER


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                                                 LEADING EDGE PACKAGING, INC.
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
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                                      UNIF GIFT MIN ACT -- ___________Custodian______________
     TEN ENT -- as tenants by the entireties                                                      (Cust)               (Minor)
     JT TEN  -- as joint tenants with right of                                                 under Uniform Gifts to Minors
                survivorship and not as tenants                                                Act_______________________________
                in common                                                                                    (State)


                                   Additional abbreviations may also be used though not in the above list.

For value received, __________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


______________________________________


_________________________________________________________________________________________________________________________________
                          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


_________________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_________________________________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________________________


                                                       __________________________________________________________________________
                                                       NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
                                                                WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                                WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:




______________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.




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